BLACKROCK FUNDSSM

BlackRock Exchange Portfolio

(the “Fund”)

Supplement dated May 24, 2024 to the Fund’s

Prospectus and Statement of Additional Information (“SAI”), each dated April 29, 2024, as supplemented to date

Effective May 28, 2024, the Prospectus and the SAI are amended as follows:

The following disclosure replaces the last sentence of the section of the Prospectus entitled “Account Information—How to Buy and Sell Shares—How to Sell Shares—Full or Partial Redemption of Shares—Have your Financial Intermediary submit your sales order”:

Your redemption proceeds typically will be sent one business day after your request is submitted, but in any event, within seven days.

The following disclosure replaces the fourth paragraph of the section of the SAI entitled “Redemption of Shares—Redemption—Redeem in Writing:”

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within one business day of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-EXCH-0524SUP